                                                                   EXHIBIT 10.12

                               [_]===========[_]


                            OFFICE LEASE AGREEMENT

                                BY AND BETWEEN


                              SABEY CORPORATION,
                           A WASHINGTON CORPORATION


                                   LANDLORD


                                      AND


                          EXODUS COMMUNICATIONS, INC.
                           A CALIFORNIA CORPORATION


                                    TENANT

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   FUNDAMENTAL LEASE PROVISIONS; DEFINITIONS; EXHIBITS...................   1
     1.1   Broker..........................................................   1
     1.2   Building........................................................   1
     1.3   Premises........................................................   1
     1.4   Tenant's Share..................................................   1
     1.5   Lease Year......................................................   1
     1.6   Commencement Date...............................................   1
     1.7   Expiration Date.................................................   1
     1.8   Term............................................................   1
     1.9   Base Rent.......................................................   1
     1.10  Early Occupancy.................................................   2
     1.11  Additional Rent.................................................   2
     1.12  Base Year.......................................................   2
     1.13  Security Deposit................................................   2
     1.14  Parking.........................................................   2
     1.15  Landlord's Payment Address......................................   2
     1.16  Notice Addresses................................................   2
     1.17  Permitted Uses..................................................   2
     1.18  Landlord's Work.................................................   2
     1.19  Tenant's Work...................................................   2
     1.20  Guarantor.......................................................   3
     1.21  Exhibits........................................................   3

2.   PREMISES..............................................................   3
     2.1   Acceptance of Premises..........................................   3
     2.2   Tenant Allowance................................................   3
     2.3   Tenant's Right of First Refusal.................................   3

3.   LEASE TERM............................................................   4
     3.1   Duration of Lease Term..........................................   4
     3.2   Extension Option................................................   4
     3.3   Base Rent During Option Term....................................   4
     3.4   Tenant Termination Right........................................   5
     3.5   Confirmation of Commencement Date...............................   5
     3.6   Surrender of Premises...........................................   5
     3.7   Holding Over With Consent.......................................   5
     3.8   Holding Over Without Consent....................................   5

4.   RENT..................................................................   6
     4.1   Payment.........................................................   6
     4.2   Interest on Late Payments; Late Charge..........................   6
     4.3   Address for Payments............................................   6

5.   SECURITY DEPOSIT......................................................   6

6.   USES; COMPLIANCE WITH LAWS............................................   6
     6.1   Permitted Uses..................................................   6
     6.2   Duties and Prohibited Conduct...................................   7
     6.3   Environmental, Health And Safety Laws...........................   7

7.   SERVICES AND UTILITIES; REPAIRS AND MAINTENANCE.......................   8
     7.1   Services and Utilities; Landlord's Obligations..................   8
           7.1.1  Additional Services Or Utilities.........................   9
     7.2   Services and Utilities; Tenant's Obligations....................   9

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
     7.3   Interruption....................................................   9
     7.4   Landlord's Repair and Maintenance Obligations...................   9
     7.5   Tenant's Repair and Maintenance Obligations.....................  10

8.   ADDITIONAL RENT: OPERATING COSTS AND REAL ESTATE TAXES................  10
     8.1   Definitions.....................................................  10
           8.1.1  Taxes....................................................  10
           8.1.2  Operating Costs..........................................  10
           8.1.3  Tenant's Share...........................................  11
     8.2   Payment of Additional Rent for Estimated Increases in Operating
           Costs and Taxes.................................................  11
     8.3   Actual Operating Costs and Taxes................................  11
     8.4   Determinations..................................................  12
     8.5   Tenant's Personal Property Taxes................................  12
     8.6   Tenant's Utility and Janitorial Charges.........................  12

9.   IMPROVEMENTS AND ALTERATIONS..........................................  13

10.  ACCESS................................................................  13

11.  DAMAGE OR DESTRUCTION.................................................  13
     11.1  Damage and Repair...............................................  13
     11.2  Destruction During Last Year of Term............................  14
     11.3  Business Interruption...........................................  14
     11.4  Tenant Improvements.............................................  14
     11.5  Express Agreement...............................................  14

12.  WAIVER OF SUBROGATION.................................................  14

13.  INDEMNIFICATION.......................................................  14

14.  INSURANCE.............................................................  15
     14.1  Liability Insurance.............................................  15
     14.2  Property Insurance..............................................  15
     14.3  Insurance Policy Requirements...................................  16

15.  ASSIGNMENT AND SUBLETTING.............................................  16
     15.1  Assignment or Sublease..........................................  16
     15.2  Documentation and Expenses......................................  16
     15.3  Transferee Obligations..........................................  17

16.  SIGNS.................................................................  17

17.  LIENS.................................................................  17

18.  BANKRUPTCY............................................................  17
     18.1  Assumption of Lease.............................................  17
           18.1.1  Definition of Adequate Assurances.......................  18
     18.2  Assignment of Lease.............................................  18
     18.3  Adequate Protection.............................................  18

19.  DEFAULT...............................................................  18
     19.1  Cumulative Remedies.............................................  18
     19.2  Tenant's Default; Right to Cure.................................  18
     19.3  Landlord's Rights And Remedies..................................  19
           19.3.1  Termination of Lease....................................  19
           19.3.2  Re-entry of the Premises................................  19
           19.3.3  Termination After Reentry...............................  19

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
     19.4  Landlord's Damages..............................................  19
           19.4.1  Delinquent Rent.........................................  19
           19.4.2  Rent After Termination Until Judgment...................  19
           19.4.3  Rent After Judgment.....................................  19
           19.4.4  Leasing Concessions.....................................  19
           19.4.5  Other Compensation......................................  20
           19.4.6  Additional or Alternative Damages.......................  20
     19.5  Fixtures........................................................  20
     19.6  No Waiver.......................................................  20
     19.7  Waiver of Notice................................................  20
     19.8  Waiver of Redemption Rights.....................................  20
     19.9  Default by Landlord.............................................  21

20.  SUBORDINATION AND ATTORNMENT..........................................  21

21.  REMOVAL OF PROPERTY...................................................  21

22.  CONDEMNATION..........................................................  21
     22.1  Entire Taking...................................................  22
     22.2  Constructive Taking of Entire Premises..........................  22
     22.3  Partial Taking..................................................  22
     22.4  Awards and Damages..............................................  22

23.  NOTICES...............................................................  22

24.  COSTS AND ATTORNEYS' FEES.............................................  22

25.  LANDLORD'S LIABILITY..................................................  22

26.  LANDLORD'S CONSENT....................................................  23

27.  ESTOPPEL CERTIFICATES.................................................  23

28.  RIGHT TO PERFORM......................................................  23

29.  PARKING...............................................................  23

30.  AUTHORITY.............................................................  23

31.  GENERAL...............................................................  24
     31.1  Headings........................................................  24
     31.2  Heirs and Assigns...............................................  24
     31.3  No Brokers......................................................  24
     31.4  Entire Agreement................................................  24
     31.5  Severability....................................................  24
     31.6  Force Majeure...................................................  24
     31.7  Right to Change Public Spaces...................................  24
     31.8  Governing Law...................................................  24
     31.9  Building Directory..............................................  24
     31.10 Building Name...................................................  24
     31.11 Quiet Enjoyment.................................................  24
     31.12 Survival........................................................  25

                            OFFICE LEASE AGREEMENT


     THIS OFFICE LEASE AGREEMENT ("Lease") is made this 24 day of April, 1997 ("Effective Date"), between Sabey Corporation, a Washington corporation, as Landlord, ("Landlord"), and Exodus Communications, Inc., a California corporation, as Tenant, ("Tenant"). The parties agree as follows:

     1. FUNDAMENTAL LEASE PROVISIONS; DEFINITIONS; EXHIBITS. The capitalized terms set forth below in this Section 1 shall have the meanings provided in this
Section 1, unless otherwise specifically modified by provisions of this Lease.

          1.1 BROKER. "Broker" shall mean Cushman and Wakfield Inc. A commission shall be paid by Landlord to Broker pursuant to a separate agreement between Landlord and Broker.

          1.2 BUILDING. "Building" shall mean the structure commonly known as Riverfront Technical Park. The Building is situated on a portion of the real property legally described in Exhibit A and has a postal address of 2811 S. 102nd Street, Seattle, Washington 98168. The Building together with the real property described above shall constitute the "Property."

          1.3 PREMISES. The "Premises" shall mean the space consisting of approximately 12,000 net rentable square feet located on the 1st floor of the Building and depicted on the floor plan attached to this Lease as Exhibit B, subject to recalculation in accordance with Section 2. The Premises shall include the tenant improvements, if any, described in Exhibit C.

          1.4 TENANT'S SHARE. "Tenant's Share" shall mean "Tenant's Share of the Property". "Tenant's Share of the Property" shall mean six and 99/100 percent (6.99%), calculated by dividing the net rentable area of the Premises by the net rentable area of the Building (approximately 171,718 net rentable square feet. The Building load factor is seven and 90/100 percent (7.90%). In the event the rentable area of the Premises or Building is altered or recalculated in accordance with Section 2, Landlord shall adjust Tenant's Share of the Building to properly reflect such event. Landlord's adjustment of such Tenant's Share shall be final.

          1.5 LEASE YEAR. "Lease Year" shall mean the twelve-month period commencing January 1 and ending December 31.

          1.6 COMMENCEMENT DATE. Subject to Section 3.1, "Commencement Date" shall mean July 1, 1997.

          1.7 EXPIRATION DATE. "Expiration Date" shall mean the date that is ten (10) years after the Commencement Date, unless sooner terminated or extended in accordance with this Lease.

          1.8 TERM. "Term" shall mean a period of Ten (10) years, commencing on the Commencement Date and terminating on the Expiration Date, unless sooner terminated or extended in accordance with this Lease.

          1.9 BASE RENT. "Base Rent" from the Commencement Date through the end of the 24th month shall mean the net rentable square feet multiplied by $12.50 per square foot per year, based on 12,000 rentable square feet of Premises, (Twelve thousand five hundred and 00/100 Dollars ($12,500.00) per month). "Base Rent" from the start of month 25 through the end of month 60 shall mean the net rentable square feet multiplied by $13.50 per square foot per year, based on 12,000 rentable square feet of Premises (Thirteen thousand five hundred and 00/100 Dollars ($13,500.00) per month). "Base Rent" from the start of month 61 through the Expiration Date shall mean the net rentable square feet multiplied by $14.00 per square foot per year, based on 12,000 rentable square feet of Premises ( Fourteen thousand and 00/100 Dollars ($14,000.00) per month). Prior to the Commencement Date, the net rentable square feet shall be recalculated in accordance with Section 2. Base Rent shall be payable as provided in Section 4.

          1.10 EARLY OCCUPANCY. The tenant will be allowed to occupy any square feet they feel is ready for occupancy before the commencement date. Early Occupancy shall mean any use of the space not directly related to the installation of equipment or constructing the premises. "Base Rent" will be calculated by multiplying the actual occupied square feet by $12.50 per rentable square foot. Tenant will be responsible for all "Additional Rent" as described in Section 8 on the portion of the space that they occupy early.

          1.11 ADDITIONAL RENT. "Additional Rent" shall mean the amounts described in Section 8 as Real Property Taxes, Personal Property Taxes, Operating Costs, and all other amounts except Base Rent which are payable by Tenant under this Lease.

          1.12 BASE YEAR.  The Base Year shall mean 1997.

          1.13 SECURITY DEPOSIT AND MINIMUM NET WORTH REQUIREMENT. "Security Deposit" shall mean Thirteen thousand and 00/100 Dollars ($13,000.00). The Security Deposit shall be deposited with Landlord in accordance with Section 5.

          1.14 PARKING.  Subject to Section 29.

          1.15 LANDLORD'S PAYMENT ADDRESS. "Landlord's Payment Address" shall mean: Sabey Corporation, Dept. 599, P.O. Box 34935, Seattle, Washington 98124-1935.

          1.16 NOTICE ADDRESSES.

          If to Landlord:   Sabey Corporation
                            101 Elliott Avenue W., Suite 330
                            Seattle, WA  98119
                            Attn:  Executive Vice President

          with a copy to:   Sabey Corporation
                            101 Elliott Avenue W., Suite 330
                            Seattle, WA  98119
                            Attn.: Facilities Manager

          If to Tenant:     Exodus Communications, Inc.
                            2350 Mission College Blvd.
                            Regency Plaza - Suite 705
                            Santa Clara, CA  95054
                            Attn: Dick Stoltz

          with a copy to:   Mr. Fred Gregorus, Esq.
                            Fenwick & West, LLP
                            Two Palo Alto Square
                            Palo Alto, CA  94306

          1.17 PERMITTED USES. "Permitted Uses" shall mean Tenant's use of the Premises for a computer operations center, and general office purposes, subject to the terms and conditions of this Lease.

          1.18 LANDLORD'S WORK. "Landlord's Work" shall mean the improvements to be made by Landlord in accordance with Exhibit C.

          1.19 TENANT'S WORK. "Tenant's Work" shall mean the improvements, if any,

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

to be made by Tenant in accordance with Exhibit C.

          1.20 GUARANTOR.  Intentionally omitted.

          1.21 EXHIBITS. The following exhibits or riders are attached to this Lease and are incorporated into this Lease by this reference:

          (a)  Exhibit A - Legal Description
          (b)  Exhibit B - Floor Plan of Premises
          (c)  Exhibit C - Tenant Improvements
          (d)  Exhibit C-1 - Tenant's Removable Property
          (e)  Exhibit D - Rules And Regulations
          (f)  Exhibit E - Parking Area
          (g)  Exhibit F - General Conditions for Construction

     2. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises described in Section 1.3 together with the tenant improvements described on Exhibit C ("Tenant Improvements") and together with rights of ingress and egress over public and common areas in the Building and on the land legally described on Exhibit A ("Land"). Tenant's lease of the Premises shall be subject to all of the terms and conditions of this Lease. The Premises, Building, Land, and the improvements on the Land other than the Building, are sometimes collectively referred to in this Lease as the "Property".
     Landlord shall complete Landlord's Work in accordance with Exhibit C. Landlord represents that the Building Improvements, upon substantial completion, shall materially comply with all applicable codes, regulations, ordinances and laws including without limitation the American With Disabilities Act. Notwithstanding anything to the contrary in this Lease, Tenant shall provide Landlord and Landlord's contractor with such access to the Premises as may be required by Landlord and Landlord's contractor to efficiently perform Landlord's Work. Tenant acknowledges and agrees that Landlord shall have no obligation to improve the Premises except as may be expressly set forth on Exhibit C.

     On or before the Commencement Date, Landlord shall recalculate the "net rentable square feet" of the Premises. The recalculated net rentable square feet shall be certified by Tenant's architect prior to the Commencement Date. Net rentable square feet shall be calculated in accordance with BOMA standards, utilizing a load factor of Seven and 90/100 percent (7.9%) for the Building which may be changed upon the alteration of tenant spaces or building common areas before the confirmation date letter to be sent according to section 3.5.

          2.1 ACCEPTANCE OF PREMISES. Landlord and Tenant hereby agree that Landlord's Work as set forth in Exhibit C shall be constructed by Landlord's contractor, Sabey Construction Inc. Tenant's acceptance of the Premises shall be "as-is" as of the date the Tenant commences construction on the Premises.

     Within five (5) days ("Inspection Period") after the date Landlord informs Tenant of such substantial completion of Landlord's Work, Tenant shall make such inspection of the Premises as Tenant deems appropriate. Except as otherwise specified by Tenant in writing to Landlord within the Inspection Period, Tenant shall be deemed to have accepted the Landlord's Work in its condition and except for latent defects, as of such date of substantial completion. If, as a result of such inspection, Tenant discovers items of Landlord's Work of a nature commonly found on a "punch list" (as such term is commonly used in the construction industry), which it reasonably believes are not completed in accordance with Exhibit C, Tenant shall notify Landlord of such items prior to the expiration of the Inspection Period. Landlord shall promptly complete repair of all punch list items identified in Tenant's notice which it reasonably believes require repair. The existence of such punch list items shall not postpone the Commencement Date or the obligation of Tenant to pay Base Rent or Additional Rent.

          2.2  TENANT ALLOWANCE.   Intentionally Deleted.

          2.3 TENANT'S RIGHT OF FIRST REFUSAL. Landlord grants Tenant the right of first

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

refusal during the Term of this Lease to lease the space consisting of approximately 15,006 net rentable square feet and depicted on Exhibit B as the First Refusal Space ("First Refusal Space") that Landlord proposes to lease, subject to the terms and conditions of this Section 2.3. If Tenant is not then in default under this Lease beyond applicable notice and cure periods and if Landlord receives a bona fide offer to lease all or part of the First Refusal Space (the "Offer"), then Landlord shall notify Tenant in writing ("Landlord's Offer Notice") of the lease term, base rent and additional rent and all other provisions of the Offer. Within ten (10) days of Tenant's receipt of Landlord's Offer Notice, Tenant shall notify Landlord in writing ("Tenant's Offer Notice") of Tenant's election to lease that portion of the First Refusal Space from Landlord on the lease term, base rent and additional rent provisions of the Offer. All of the other terms and provisions of such lease shall be the same as those contained in this Lease (but not including the Tenant Improvement Allowance described in Section 2.2), to the extent applicable. If Tenant fails to give Tenant's Offer Notice as provided in this Section 2.3, then Tenant shall be deemed to have waived its right of first refusal with respect to the First Refusal Space offered. Time is of the essence with respect to this paragraph. If Tenant elects not to lease the First Refusal Space, then Landlord shall have the right to lease the First Refusal Space described in the Offer on any combination of base rent and additional rent that in the aggregate is equal to or greater than the base rent and additional rent contemplated by the Offer. In the event Tenant assigns or subleases all or more than one-half (1/2) of the Premises, Tenant's right of first refusal under this Section shall automatically terminate as to such assignee or subtenant.

          2.4  RELOCATION OR TERMINATION.  Intentionally Deleted.

3.   LEASE TERM.

          3.1 DURATION OF LEASE TERM. Tenant's lease of the Premises shall commence on the Commencement Date and terminate on the Expiration Date or such earlier or later date as may be provided for under this Lease. Notwithstanding anything to the contrary in Section 1.6, if Landlord is unable to deliver possession of the Premises to Tenant with Landlord's Work constructed by Landlord's contractor substantially completed in accordance with Exhibit C on the date specified in Section 1.6 and such delay (to the extent of such delay) is due to no fault on the part of Tenant, then the Commencement Date shall be the earlier of the date on which Tenant first occupies the Premises or the date that is Fifteen (15) days from the date of Landlord's written notice to Tenant of substantial completion of Landlord's Work and Tenant Improvements constructed by Landlord's contractor provided for in Section 2, above.

          3.2 EXTENSION OPTION. Provided that Tenant is in compliance with all the terms and conditions of this Lease or not in default beyond any applicable cure period both at the time of Tenant's exercise of this option and at the time the Option Term is scheduled to commence, Tenant shall have the option("Option") to extend the term of this Lease for two (2) additional periods of five (5) years (the "Option Term") on the same terms and conditions of this Lease as are provided for in the initial Term, except as provided below in this Section 3.2 or in Section 3.3 and without any free rent periods or Tenant Improvement allowances. The Option Term shall commence upon the date of expiration of the initial Term, or first option term, of this Lease. To exercise its Option, Tenant must give written notice to Landlord that Tenant is exercising its Option at least six (6) months before the date of expiration of the initial Term, or first option term. If, in Landlord's reasonable discretion, Landlord determines that the creditworthiness of Tenant is materially less than the creditworthiness of Tenant as of the Lease's execution date, Landlord may nullify Tenant's exercise of its Option by written notice to Tenant. Tenant acknowledges and agrees that notwithstanding anything to the contrary in this Lease, the right to exercise the Option shall not extend to any assignee or subtenant of Tenant, or to any space assigned or subleased by Tenant, and any attempt to exercise the Option by any such assignee or subtenant, or by Tenant in connection with such assigned or subleased space, shall be deemed null and void. Tenant further acknowledges and agrees that the amount of the Security Deposit payable by Tenant for the Option Term shall be increased to an amount equal to the first monthly installment of Fixed Rent payable by Tenant during the Option Term.

          3.3 BASE RENT DURING OPTION TERM. In the event that Tenant elects to exercise its Option to extend the Term of this Lease in accordance with the terms of Section 3.2, the Base Rent for the Option Term shall be equal to the then-market rate for similarly improved

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

space in comparable buildings for comparable use in the South Seattle/Tukwila region; provided,however, that in no event shall the Base Rent during the Option Term be less than the Base Rent for the last year of the initial Lease Term. The adjusted Base Rent shall commence on and be payable on the first day of the Option Term and shall continue thereafter throughout the Option Term.

          3.4 TENANT TERMINATION RIGHT. Subject to the terms and conditions of this Section 3.4, Tenant shall have a right to terminate this Lease at the end of the 60th month of this Lease. Tenant's termination right under this
Section 3.4 may be exercised only by Tenant providing Landlord with written notice, one hundred eighty (180) days prior to the end of the 60th month, of this lease, of its intent to exercise its termination right and payment to Landlord of a termination fee in the amount equal to the unamortized (at 10%) costs of the Commission and Landlord's costs to provide the demising walls and to replace or bring in the 1,200 amps of power to be provided in accordance with Exhibit C, plus 5 months base rent. Landlord will provide Tenant such costs upon completion of Landlord's Work in accordance with Exhibit C. Tenant's right to terminate the Lease under this Section 3.4 shall be wholly conditioned upon Tenant not being in default, after expiration of any applicable notice or cure periods, under this Lease either at the time of Tenant's exercise of its termination right or on the date of Tenant's termination of the Lease under this
Section 3.4. In the event Tenant does not exercise its termination right as set forth in this Section 3.4, then Tenant's termination right shall expire automatically and have no further force or effect without necessity of notice or other action by Landlord. Any purported exercise by Tenant of its termination right other than strictly in accordance with this Section 3.4 shall be void and have no force or effect.

          3.5 CONFIRMATION OF COMMENCEMENT DATE. Landlord shall confirm the Commencement Date to Tenant in writing within a reasonable time after delivery of the Premises in accordance with this Lease.

          3.6 SURRENDER OF PREMISES. Subject to Section 12, Tenant shall promptly and peacefully surrender the Premises to Landlord upon the termination of the Lease Term in as good a condition as when received by Tenant from Landlord and/or as thereafter improved, if applicable, normal wear and tear excepted. Unless Landlord expressly provides otherwise in writing to Tenant, upon the expiration or termination of this Lease, all improvements and additions to the Premises except those items set forth on Exhibit C-1 shall be deemed property of Landlord and shall not be removed by Tenant from the Premises. Tenant shall be solely responsible for, and shall repair, all damage to the Property arising out of its surrender of the Premises. In addition to all other requirements under this Lease, Tenant shall remove any Hazardous Substances, as such term is defined in Section 6.3, on the Premises which were placed on the Premises by Tenant, its employees, agents, contractors and/or invitees, prior to its surrender and vacation of the Premises.

          3.7 HOLDING OVER WITH CONSENT. If Tenant remains in possession of the Premises after termination or expiration of the Lease Term with Landlord's written permission, such tenancy shall be deemed a month-to-month tenancy which may be terminated by either party upon thirty (30) days notice. During such tenancy, Tenant shall be bound by all of the terms, covenants and conditions in this Lease so far as applicable, except that the Base Rent shall be increased to the greater of (i) the then-quoted rates for similar space in the Building or
(ii) one hundred fifty percent (150%) multiplied by the sum of the monthly installment of Base Rent and Additional Rent payable for the last month of the Lease Term.

          3.8 HOLDING OVER WITHOUT CONSENT. If Tenant remains in possession of the Premises after the termination or expiration of the Lease Term without Landlord's prior written consent, Tenant shall become a tenant at sufferance only, subject to all the provisions of this Lease so far as applicable, except that Base Rent shall be increased to an amount equal to two hundred percent (200%) multiplied by the sum of the monthly installments of Base Rent and Additional Rent payable by Tenant during the last month of the Lease Term, prorated on a daily basis. Acceptance by Landlord of Rent after the termination of the Lease Term shall not result in a renewal or extension of this Lease. The provisions of Section 3.7 and this Section 3.8 are in addition to, and shall not act as a waiver of or otherwise affect, Landlord's right of re-entry or any other rights of Landlord under this Lease or as provided by law or in equity. If Tenant fails to

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

surrender the Premises upon the termination of the Lease Term, despite Landlord's demand to do so, Tenant shall indemnify, defend and hold Landlord harmless from and against all loss and liability, including, without limitation, any claim made by any succeeding tenant founded on, or resulting from, such failure to surrender, including without limitation, any attorneys' fees or costs associated therewith.

     4.   RENT.

          4.1 PAYMENT. Tenant shall pay Landlord the monthly installments of Base Rent provided in Section 1.9 and Additional Rent provided in Section 1.11 in lawful money of the United States, in advance, on the Commencement Date and thereafter on or before the first day of each month throughout the Lease Term. Base Rent and Additional Rent shall be paid by Tenant without notice or demand, deduction, abatement, or offset, except as expressly provided herein. Base Rent and Additional Rent for any partial month at the beginning or end of the Lease Term shall be prorated in proportion to the number of days in such month. Base Rent and Additional Rent are collectively referred to in this Lease as "Rent."

          4.2 INTEREST ON LATE PAYMENTS; LATE CHARGE. If any Base Rent or Additional Rent is not paid on the due date thereof: (i) such overdue amounts shall bear interest at a rate equal to three (3) percentage points above the prime rate of interest stated from time to time by Seattle-First National Bank or its successor, or, in the absence of an established prime rate, five (5) percentage points over that bank's rate for one year certificates of deposit, but not in excess of the highest lawful rate permitted under applicable laws, calculated from the original due date thereof to the date of payment; and (ii) Tenant shall pay Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant, the exact amount of which would be difficult to ascertain. Acceptance by Landlord of any partial amounts due under this Section 4 shall in no event constitute a waiver of Tenant's default with respect to any overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted under this Lease or by law or in equity.

          4.3 ADDRESS FOR PAYMENTS. Tenant shall pay all Rent to Landlord at Landlord's Payment Address, or at such other place as may be designated by Landlord from time to time by written notice to Tenant at least thirty (30) days prior to the next ensuing payment date.

     5. SECURITY DEPOSIT. As security for the full and faithful performance of every covenant and condition of this Lease to be performed by Tenant, Tenant shall pay to Landlord the Security Deposit specified in Section 1.13. If Tenant defaults with respect to any covenant or condition of this Lease, including but not limited to, the payment of Base Rent or Additional Rent, Landlord may apply all or any part of the Security Deposit to the payment of any sum in default or payment of any other sum which Landlord may be required or may in its reasonable discretion deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall deposit with Landlord the amount so applied within five
(5) days of written demand from Landlord. If Tenant shall have fully complied with all of the covenants and conditions of this Lease the amount of the Security Deposit then held by Landlord shall be repaid to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest under this Lease) within thirty (30) days after the expiration or sooner termination of this Lease. In the event of Tenant's default under this Lease, Landlord's right to retain the Security Deposit shall be deemed to be in addition to any and all other rights and remedies available to Landlord under this Lease, at law or in equity. Landlord shall not be required to keep any Security Deposit separate from its general funds and Tenant shall not be entitled to any interest on the Security Deposit.

     6.   USES; COMPLIANCE WITH LAWS.

          6.1 PERMITTED USES. The Premises are to be used only for the Permitted Uses, and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord, in its reasonable discretion, determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Building as a similar office building or is inconsistent with any restriction on use of the Property contained in any lease, mortgage or other agreement or instrument by which the Landlord may be bound or to which any of the Property may be subject.

          6.2 DUTIES AND PROHIBITED CONDUCT. Notwithstanding anything to the contrary in this Lease, Tenant shall not commit any act that will increase the then-existing rate of insurance on the Building without Landlord's prior written consent. Tenant shall promptly pay upon demand the amount of any increase in insurance rates caused by the Permitted Uses or by any act or acts of Tenant or its employees, agents or representatives. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant of the Property or which is unlawful. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises, or act in any way, which will cause any substantial noise, or any vibration, fumes, or releases of Hazardous Substances into the surrounding environment. If any of Tenant's office machines, equipment or activities should disturb the quiet enjoyment of any other tenant in the Building, cause any substantial noise, or cause any vibration, fumes or releases of Hazardous Substances, then Tenant, at Tenant's sole expense, shall provide adequate insulation or take such other action as may be necessary to eliminate such disturbance, noise, vibration, fumes or releases. Tenant, at Tenant's expense, shall comply with all laws, rules, regulations, orders, ordinances and permits relating to the Premises, or its use or occupancy of the Premises, and shall observe such rules and regulations as may be adopted by Landlord and made available to Tenant from time to time. This Lease shall be subject to all applicable zoning ordinances and to all municipal, county, state and federal laws and regulations governing or regulating the use of the Premises.

          6.3 ENVIRONMENTAL, HEALTH AND SAFETY LAWS. Without limiting Tenant's obligations under this Section 6, Tenant in the exercise of its rights and the performance of its obligations under this Lease shall comply, at Tenant's expense, with all local, state, or federal laws, rules, regulations, ordinances, orders and permits now existing, or as hereafter enacted, amended, or issued concerning environmental, health, or safety matters (collectively, the "Environmental Laws"). Tenant shall not use the Premises for, or permit anything to be done in or about the Property which may subject Landlord, any guarantor, or any mortgagee under any mortgage covering the Property, to liability for remediation costs or other damages or penalties under any Environmental Laws resulting from Tenant's use of, or conduct on, the Property, including without limitation, the use, generation, transportation, management, handling, treatment, storage, manufacture, emission, release, disposal or deposit of any radioactive material, hazardous or toxic wastes, hazardous or toxic substances, any material containing hazardous wastes or hazardous substances (except as they occur in normal office products or household cleaning products), or any other pollutant, contaminant, human pathogen or infectious agent as such terms may now or in the future be defined in any Environmental Laws (collectively, "Hazardous Substances"), on the Property, adjacent surface waters, soils, underground waters, or air.

     Landlord shall have the right at all reasonable times upon notice to Tenant to conduct environmental investigations, including the taking of samples, for the purpose of detecting or measuring the presence of Hazardous Substances on the Property. Tenant shall keep Landlord continuously informed by written notice of all Hazardous Substances which Tenant, or Tenant's employees, agents, representatives, or contractors, generates, stores or otherwise allows on the Property. Tenant shall provide Landlord with copies of all documents received or prepared by Tenant concerning any release of a Hazardous Substance at the Property, all documents Tenant receives or prepares in connection with any violation, or alleged violation, of an Environmental Law by Tenant, and all reports or other documents Tenant is required to provide any governmental authority under any Environmental Law concerning any Hazardous Substance. Upon request by Landlord, Tenant shall provide Landlord with all other information which Landlord reasonably deems necessary or useful for the purpose of determining whether Tenant is in compliance with all Environmental Laws and whether the Property, or any part of the Property, is contaminated by any Hazardous Substances. If Tenant or the Premises is in violation of any Environmental Law, or in the event of a release of Hazardous Substances into or on the Property or adjacent surface waters, soils, underground waters, or air, Tenant shall (i) immediately notify Landlord in writing of such occurrence and the action necessary to correct or mitigate such occurrence, and (ii) take such action as is necessary to mitigate and correct such violation or release. Provided, however, Landlord reserves the right, but not the obligation, to enter the Premises, to act in place of the Tenant (and Tenant hereby appoints Landlord as its agent for such purposes) and to take such action as Landlord deems necessary to ensure compliance or to mitigate the violation, at Tenant's expense. If Landlord has a reasonable belief that Tenant is in violation of any Environmental Law, or that Tenant's actions or inaction presents a threat of violation or a threat of damage to the Property, Landlord reserves the right to enter the Premises and take such corrective or mitigating action as Landlord reasonably deems necessary. All costs and expenses incurred by Landlord in connection with any such actions shall become immediately due and payable by Tenant upon presentation of an invoice therefor.

     Tenant shall not conduct or permit others to conduct environmental testing on the Premises without first obtaining Landlord's written consent. Tenant shall promptly inform Landlord of the existence of any environmental study, evaluation, investigation or results of any environmental testing conducted on the Premises whenever the same becomes known to Tenant and Tenant shall provide copies to Landlord, upon request by Landlord and at no cost to Landlord. Notwithstanding the foregoing, in no event shall Tenant be responsible for or liable to Landlord for any Hazardous Substances located in the Premises that existed or were released upon the Premises prior to the Commencement Date of this Lease. In addition, Landlord hereby agrees to indemnify Tenant for all remediation costs and other damages resulting form any spill or discharge of hazardous substances caused by the gross negligence of Landlord to the full extent of Landlord's negligence. Landlord represents and warrants that to the best of its knowledge, the Premises are free of any Hazardous Substances.

     7.   SERVICES AND UTILITIES; REPAIRS AND MAINTENANCE.

          7.1  SERVICES AND UTILITIES; LANDLORD'S OBLIGATIONS.

Landlord warrants that the Building's mechanical, electrical and plumbing systems are designed and suitable for the delivery of heating, ventilation, air-conditioning ("HVAC"), electrical and water (including sewer) services sufficient for standard office use. Landlord shall supply the Premises with HVAC (at 5 watts per square foot), electricity (at 8 watts per square foot connected load) and, if applicable, water sufficient for standard office use, the cost of which shall be paid by the Tenant in accordance with Section 8.6. HVAC service will be limited to 7:00 a.m to 6:00 p.m on weekdays (excluding holidays recognized by Landlord) ("Normal Business Hours"), except for additional service as provided for in this Lease. Landlord shall supply Landlord's standard Building and Property security and fire monitoring services and elevator service, Landlord's standard trash removal services (excluding disposal of Hazardous Substances or medical or biological waste) from the Building compactor, bulb replacement services for Building standard light fixtures, and Landlord's standard exterior window washing services for Premises' windows. Landlord shall also provide any janitorial services to the Premises if so requested by tenant.

     Any service or utility which is separately metered to the Premises by the utility provider shall be billed directly to Tenant and paid directly by Tenant to the utility provider. The Base rental rate excludes the cost of janitorial services to the Premises, and utilities to the Premises, including the estimated utilities to supply the Premises with building standard HVAC. All other services or utilities which are required to be provided by Landlord under Section 7.1 which are not separately metered by the service or utility provider shall be included within "Operating Costs" and shall be paid by Tenant each month as provided in Section 8. The cost for any services or utilities which are not separately metered or sub-metered shall be based on Landlord's reasonable estimate of Tenant's consumption of such utilities. If in the Landlord's reasonable opinion the Tenant's consumption of any utility is extraordinary, Landlord shall be entitled to install, maintain and operate, at Tenant's cost, a monitoring/ metering system(s) in the Premises to measure Tenant's consumption of water, electricity (including electricity to Tenant's signage, if any) HVAC or other utilities or services, or to measure the added demands on the Premises electrical or HVAC systems resulting from Tenant's equipment or lights, including without limitation, Tenant's improvements pursuant to Exhibit C.

     Landlord's obligation to provide the services and utilities described in this Section 7.1 is subject to Section 11 (Damage And Destruction) and Section 22 (Condemnation).

               7.1.1 ADDITIONAL SERVICES OR UTILITIES. The Building standard mechanical system is designed to accommodate standard office use heating loads generated by lights or equipment using up to Five (5) watts per square foot. Before installing fixtures, lights or equipment in the Premises which in the aggregate exceed such amount, or which otherwise consume or require services or utilities exceeding standard office-type levels, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant agrees to pay Landlord's costs, including Landlord's administrative fee, for installation of supplementary air conditioning capacity or electrical systems as necessitated by such equipment or lights. In addition, Tenant shall pay Landlord as Additional Rent the amount estimated by Landlord (including Landlord's administrative fee) as the cost of furnishing services or utilities for the operation of such equipment or lights and the cost of operation and maintenance of any supplementary air conditioning units necessitated by Tenant's use of such equipment or lights.

     Landlord may restrict access to the Building in accordance with the Building's security system, provided that Tenant shall have at all times during the term of this Lease (24 hours of all days) reasonable access to the Premises.

     If after request by Tenant, Landlord furnishes HVAC or other services or utilities in addition to the utilities or services required to be provided by Landlord under this Lease, including without limitation, furnishing utilities or services at times other than Normal Business Hours or in amounts exceeding standard office use, then the cost of such non-standard or additional services or utilities, as reasonably established by Landlord, shall be paid by Tenant as Additional Rent.

          7.2  SERVICES AND UTILITIES; TENANT'S OBLIGATIONS.   Tenant shall be
solely responsible for providing, and shall pay directly, all charges for janitorial services to the Premises and for any security services desired by Tenant in addition to Landlord's standard Building and site security services. Tenant shall be solely responsible for providing, at Tenant's cost, any backup electricity generator desired by Tenant. It is understood that except as provided in Sections 7.1 or 7.4, Landlord shall not be required to provide any services or utilities to Tenant, and Tenant shall make all necessary arrangements to have such services and utilities billed directly to Tenant and paid directly by Tenant. Tenant shall pay its share, as reasonably determined by Landlord, of any unique services or equipment used by Tenant which are shared by other tenants of the Building, such as generators, dilution tanks and air compressors.

          7.3 INTERRUPTION. Landlord shall not be liable for any loss, injury or damage to persons or property caused by or resulting from any variation, interruption, or failure of services or utilities to be provided by Landlord under this Lease due to any cause whatsoever, including without limitation, Landlord's failure to make any repairs or perform any maintenance required to be performed by Landlord under this Lease. However, if Landlord fails to make repairs within a reasonable time after receiving written notice of the need for repairs, Tenant shall be allowed to an abatement for rent to the extent said failure to make said repairs interferes with Tenant's reasonable occupancy of the Premises. No temporary variation, interruption or failure of services or utilities to be provided by Landlord under this Lease incident to the making of repairs, alterations or improvements, or due to accident, strike or conditions or events beyond Landlord's reasonable control, shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations under this Lease.

          7.4 LANDLORD'S REPAIR AND MAINTENANCE OBLIGATIONS. Except as provided in Sections 9 (Improvements and Alterations by Tenant), 11 (Damage or Destruction) or 22 (Condemnation), Landlord shall cause to be maintained in reasonably good order and condition the Premises and the public and common areas of the Property, such as lobbies, elevators, stairs, corridors, restrooms, foundation, exterior walls and all aspects of the roof, except with respect to Tenant's modification of any or all of these areas; provided, however, Tenant shall be responsible for the cost of repair of damage occasioned by any act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees or employees, subject to Section 12, Waiver of Subrogation. Landlord shall maintain and repair the Premises, water, if applicable, and elevator service at all times during the term of the Lease.

          7.5  TENANT'S REPAIR AND MAINTENANCE OBLIGATIONS.   Except for
maintenance, replacements and repairs required to be made or provided by Landlord under Sections 7.1 or 7.4, Tenant, at its sole cost and expense, shall provide for the maintenance, repair and replacement within the Premises and all built-in appliances and equipment which are in the Premises for Tenant's exclusive use and any security systems or services desired by Tenant in addition to any such systems or services as may be provided by Landlord under this Lease.

     In performing its obligations under this Section 7, Tenant, at Tenant's expense, shall comply with all Environmental Laws and all other applicable laws, ordinances, codes, orders, rules or regulations of any governmental authority. Tenant shall retain, and shall provide Landlord upon request, copies of Tenant's maintenance and service contract(s). Except as provided in Section 9 in connection with Alterations, before making or performing any work, repairs, or replacement of any kind in the Premises, if such work shall affect the building systems or costs of operation to Landlord then Tenant shall obtain Landlord's prior written approval, which approval may be conditioned, on Tenant providing Landlord with plans and specifications therefor, if applicable, which are reasonably acceptable to Landlord. All work, maintenance, repairs and replacements by Tenant under this Lease shall be performed by licensed contractors acceptable to Landlord. Tenant shall provide Landlord with copies of all contracts or purchase orders, for such work, maintenance, repairs and replacements prior to having such work, maintenance, repairs or replacements performed. Before installing any heavy equipment or fixtures in the Premises, Tenant shall submit the plans and specifications therefor to Landlord for Landlord's written approval.

     8.   ADDITIONAL RENT: OPERATING COSTS AND REAL ESTATE TAXES

          8.1 DEFINITIONS. In addition to the Base Rent, Tenant shall pay to Landlord each month as Additional Rent Tenant's Share of Taxes and of Operating Costs as provided in this Section 8, using the following definitions:

               8.1.1 TAXES. "Taxes" shall mean taxes on real property and personal property, charges and assessments (or any installments thereof due during the Lease Year) levied with respect to the Property, any improvements, fixtures and equipment on the Property, and all other property of Landlord, real or personal, used directly in the operation of the Property, and any taxes levied or assessed (or any installment thereof due during the Lease Year) in addition to or lieu of, in whole or in part, such real property or personal property taxes, or any other tax upon leasing of the Property and/or Building or rents collected, but not including any federal or state income, estate, business and occupation, inheritance or franchise tax.

               8.1.2 OPERATING COSTS. "Operating Costs" shall mean all expenses other than Taxes paid or incurred by Landlord for obtaining services and products for maintaining, operating, equipment replacement, and repairing the Property, including without limitation, the Property public and common areas, and the personal property used in conjunction therewith, and which shall include, without limitation, the costs of Landlord performing its maintenance and repair obligations under this Lease, depreciation and amortization of capital improvements made subsequent to the initial development of the Property or Building which are designed with a reasonable probability of enhancing the health and/or safety of the Property or improving the operating efficiency of the Property or Building, security services for the Property, fire alarm system monitoring and testing, refuse collection, maintaining water, sewer, storm drainage and other utility systems and services, common area electricity, gas and other similar energy sources (excluding electricity for the Premises which will be charged to the Tenant subject to paragraph 8.6 below), supplies, common area janitorial and cleaning services, exterior window washing, landscape planting, maintenance and irrigation, services of independent contractors (including any market-rate management fees which may be or become payable to third parties), compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Property and its equipment, the maintenance, resurfacing, repair and striping of parking areas and curbs, downspouts and gutters, lighting and outdoor facilities, premiums for Landlord's insurance, licenses, permits and inspection fees, a management fee, reasonable legal, administrative and accounting expenses, and any other expense or charge whether or not hereinabove described, which in accordance with generally accepted accounting principles and management practices would be considered an expense of maintaining, operating, or repairing the Property, excluding or deducting, as appropriate costs of any special services rendered to individual tenants (including Tenant) for which a special charge is collected including, without limitation, any specially metered charges. Notwithstanding the foregoing, Operating Costs shall not include the following:

     (1) attorney's fees, accounting fees and other expenditures incurred in connection with negotiations, disputes and claims of other tenants or occupants of the Building, except as specifically otherwise provided in the Lease;

     (2) costs directly attributable to or for the sole benefit of a tenant, including Tenant;

     (3)  rental on ground leases or other underlying leases;

     (4) cost of any work or services to the extent performed for any facility other than the Building (provided Landlord shall have the right to reasonably allocate the cost of services provided to more than one facility);

     (5) costs due to Landlord's willful violation of any governmental rule or authority;

     (6)  charitable or political contributions;

     (7) any fees paid to related parties of Landlord which exceed the market rate for similar services; and

     (8)  costs of refinancing or selling the property.

               8.1.3 TENANT'S SHARE. "Tenant's Share" in connection with Operating Costs and Taxes shall mean Tenant's Share of the Property multiplied by actual or estimated, as the case may be, Operating Costs or Taxes allocated to the Property, respectively. Notwithstanding anything to the contrary in this
Section 8.1.3, for purposes of the determination of Operating Costs, to the extent Operating Costs vary depending upon occupancy type or level of the areas served, such varying Operating Costs shall be adjusted so that such Operating Costs shall not reflect material changes to the extent attributable to changes in occupancy type and/or levels.

          8.2 PAYMENT OF ADDITIONAL RENT FOR ESTIMATED INCREASES IN OPERATING COSTS AND TAXES. Within ninety (90) days of the Commencement Date or the close of each Lease Year, as applicable, or as soon thereafter as is practicable, Landlord shall provide Tenant with a written statement of Tenant's Share of estimated Operating Costs and increases in Operating Costs and Taxes for such Lease Year over actual Operating Costs and Taxes for the Base Year. Tenant shall pay 1/12 of the amount of such estimated Operating Costs, and increases in Operating Costs and Taxes as Additional Rent as provided in Section 4 each month during such Lease Year and until such time as Landlord provides Tenant with a statement of estimated increases for the subsequent Lease Year. If at any time or times during such Lease Year, it appears to Landlord that Tenant's Share of actual Operating Costs and/or actual Taxes will vary from the estimated Operating Costs and/or Taxes by more than five percent (5%) on an annual basis, Landlord may, by written notice to Tenant, revise its estimate for such Lease Year and Additional Rent payable by Tenant under this Section 8.2 for such Lease Year shall be increased based on Landlord's revised estimate.

          8.3 ACTUAL OPERATING COSTS AND TAXES. Landlord will make reasonable efforts within ninety (90) days after the close of each Lease Year during the Term hereof for which an estimated statement was delivered to Tenant pursuant to
Section 8.2, to deliver to Tenant a written statement ("Reconciliation Statement") setting forth Tenant's Share of the actual Operating Costs and Taxes paid or incurred by Landlord during the preceding Lease Year (or such prorated portion of such Lease Year if this Lease commences or terminates on a day other than the first or last day of a Lease Year, based on a 365-day Lease Year). If the actual Operating Costs and/or Taxes shown on the Reconciliation Statement for any Lease Year exceed estimated Operating Costs and/or Taxes paid by Tenant to Landlord pursuant to Section 8.2, Tenant shall pay the excess to Landlord as Additional Rent within thirty (30) days after the date of the Reconciliation Statement. If the Reconciliation Statement shows that actual Operating Costs and/or Taxes are less than the estimated Operating Costs and/or Taxes paid by Tenant to Landlord pursuant to Section 8.2, then the amount of such overpayment shall be credited by Landlord to the next Additional Rent payable by Tenant (or refunded to Tenant in the event of the termination or expiration of this Lease within thirty (30) business days of the date of said termination or expiration ). Notwithstanding anything to the contrary in this
Section 8.3, Tenant's Share of Operating Costs and Taxes for any partial Lease Year at the end of the Term shall be as shown on Landlord's statement of estimated Operating Costs and Taxes furnished to Tenant pursuant to Section 8.2.

          8.4 DETERMINATIONS. The determination of actual and estimated Operating Costs and Taxes shall be made by Landlord. Landlord or its agent shall keep records in reasonable detail showing all expenditures made for the items enumerated in this Section 8.

     Tenant shall have the right at its own cost and expense to review and/or inspect Landlord's records once in any calendar year with respect to any Operating Costs shown on Landlord's annual reconciliation statement provided to Tenant. Tenant shall give Landlord written notice of its intention to conduct any such audit within ninety (90) days of the date of Landlord's annual reconciliation statement or Tenant shall be deemed to have waived its audit and inspection right with respect to the period of time covered in such statement. Tenant's audit shall be conducted at Landlord's main business office, or at such other location as Landlord may keep its relevant business records, and on a date mutually agreed upon by Landlord and Tenant, but in no event earlier than sixty
(60) days from the date of Tenant's notice. Tenant, and its employees, agents, attorneys and representatives agree that any and all information concerning Operating Costs or any other information disclosed by Landlord pursuant to any such audit shall not be disclosed to any other person or entity without the prior written consent of Landlord, which consent shall be at Landlord's sole discretion. Prior to providing such confidential information to any of Tenant's employees, agents, attorneys or representatives, Tenant shall deliver to Landlord a written acknowledgement of such parties' agreement to be bound by the terms of this paragraph, in a form satisfactory to Landlord. Nothing in this paragraph shall relieve Tenant of its obligation under Section 8 to pay Additional Rent without notice, demand, offset or deduction.

          8.5 TENANT'S PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all Personal Property Taxes payable with respect to all Property of Tenant located on the Premises or the Property and, upon Landlord's request, shall promptly provide Landlord with written proof of such payment. Solely for purposes of this Section 8.5, "Property of Tenant" shall include Landlord's Work, Tenant's Work and all other improvements which are paid for by Tenant, and "Personal Property Taxes" shall include all property taxes assessed against the Property of Tenant, whether assessed as real or personal property.

          8.6 TENANT'S UTILITY AND JANITORIAL CHARGES. Landlord and Tenant agree that utilities to the Premises including the cost of utilities to provide Building standard HVAC are not included in the Base Rent. Landlord will estimate, by meter if possible, the cost of the Tenant's usage of electricity and natural gas for its Premises, including the cost of utilities to heat and cool the Premises. Tenant shall pay to the Landlord as Additional Rent each month the Landlord's estimate of such charges. At the end of each calendar year the Landlord shall compare the previous 12 months actual charges to its estimates. Any amounts owing shall be paid by Tenant, and credit amounts shall be refunded to Tenant in accordance with Section 8.3. Landlord shall adjust its estimates as provided for in Section 8.2.

     Tenant will also be responsible for any Janitorial services to be provided to the Premises, but at all times must maintain or have a Janitorial plan in place to keep the Premises in a clean and orderly condition. Landlord may request in writing to see such plan or contract of third party service provider.

     9. IMPROVEMENTS AND ALTERATIONS BY TENANT. Except for the Tenant Improvements, Tenant shall not make any changes, alterations, additions or improvements in or to the Premises ("Alterations"), including, without limitation, changes to locks on doors or to plumbing or wiring, without first obtaining the written consent of Landlord, which shall not unreasonably be withheld, and, where required by Landlord, such Alterations shall be made under the supervision of a competent architect and/or a licensed structural engineer, and in accordance with plans and specifications, approved by Landlord, which approval shall not be unreasonably withheld. Prior to commencing any Alterations, Tenant shall notify Landlord of such work and Landlord shall perform a good faith asbestos inspection in accordance with applicable laws and regulations. All work with respect to any Alterations shall be done in a good and workmanlike manner and shall be diligently prosecuted to completion. In no event shall Tenant's Alterations change or affect the strength, exterior appearance, or the mechanical, electrical, or plumbing services or systems, of the Building without Landlord's consent. Tenant shall reimburse Landlord upon demand for any sums expended by Landlord for examination and approval of plans and specifications for any and all Alterations. Tenant shall also pay Landlord a sum equal to the costs incurred by Landlord during any inspection or supervision of any and all Alterations. All damages or injury to the Property caused by any act or omission of Tenant, or Tenant's officers, contractors, agents, invitees, licensees or employees, or by any persons who may be in or upon the Property with the express or implied consent of Tenant, including but not limited to, damage from cracked or broken glass in windows or doors, shall be paid by Tenant upon demand by Landlord.

     10. ACCESS. During other than Normal Business Hours, Landlord may restrict access to the Building in accordance with the Building's security system, provided that Tenant shall have at all times during the Lease Term (24 hours of all days) reasonable access to the Premises. Landlord, at Tenant's cost, shall provide Tenant with security access cards to the Premises if such cards are a part of the Building's security system at Landlord's cost. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times (except in cases of emergency) for the purpose of inspecting or improving the Premises or the Building or for performing any of its obligations under this Lease, upon advance notice to Tenant. Nothing contained in this Section 10 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or release of Tenant from the duty of observing and performing any of the provisions of this Lease, so long as such action does not materially and unreasonably interfere with Tenant's access to the leased Premises. Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of one hundred eighty (180) days prior to the expiration or sooner termination of the Lease Term, provided, Landlord gives at least twenty-four (24) hour notice and abides by Tenant's reasonable security measures to protect Tenant's trade secrets.

     11.  DAMAGE OR DESTRUCTION.

          11.1 DAMAGE AND REPAIR. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable, then Landlord may no later than the one hundred twentieth (120th) day following the damage, give Tenant a notice of its election to terminate this Lease. In the event of such election; (a) this Lease shall be deemed to terminate on the date that is thirty (30) days from the date of Tenant's receipt of such notice ("Termination Date"); (b) Tenant shall surrender possession of the Premises on the Termination Date; and (c) Rent and Additional Rent shall be apportioned as of the date of Tenant's surrender and any Rent paid for any period beyond such date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building or Property and insurance proceeds sufficient for restoration are available, or if Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises (to the extent of the improvements to the Premises originally provided by Landlord hereunder but excluding any improvements paid for by Landlord with any tenant allowance or credits) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as provided in this Section 11. To the extent that the Premises are rendered untenantable by such damage or by Landlord's restoration work under this Section, the Base Rent (but not Additional

Rent) shall proportionately abate, provided, however, in the event such damage resulted from or was contributed to, directly or indirectly, by the act, fault or neglect of Tenant, Tenant's officers, contractors, agents, employees, invitees or licensees, Base Rent shall abate only to the extent Landlord receives proceeds from any rental income insurance policy received by Landlord for loss of Rent under this Lease.

          11.2 DESTRUCTION DURING LAST YEAR OF TERM. Notwithstanding anything to the contrary in this Lease, in case the Building shall be substantially destroyed by fire or other cause at any time during the last Lease Year of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other given within thirty (30) days of the date of such destruction.

          11.3 BUSINESS INTERRUPTION. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any damage or destruction, repair or restoration of any portion of the Premises or the Building. Landlord shall use reasonable efforts to effect such repairs promptly.

          11.4 TENANT IMPROVEMENTS. Landlord will not carry insurance of any kind on any improvements or alterations paid for by Tenant under this Lease or paid for pursuant to any tenant allowance or credits from Landlord, or on Tenant's furniture, furnishings, fixtures, equipment or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same. Tenant shall insure its improvements in accordance with Section 14.2 and proceeds of such insurance shall be used in any repair or restoration of the Premises.

          11.5 EXPRESS AGREEMENT. The provisions of this Section 11 shall be considered an express agreement governing any case of damage or destruction of the Building or Premises by fire or other casualty.

     12. WAIVER OF SUBROGATION. Whether loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery for, (i) any loss or damage to the real or personal property of either party located anywhere on the Property, including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered, or are required to be covered under this Lease, by their respective property and related insurance policies, and (ii) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils covered by any business interruption insurance policy, or by any loss of rental income insurance policy, which may be held by Landlord or Tenant. Each party shall use best efforts to cause its insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party. Notwithstanding the foregoing, no such release shall be effective unless and to the extent the aforesaid insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

     13. INDEMNIFICATION. Landlord shall not be liable for, and Tenant shall defend (unless Landlord waives its right to such defense, and in any event with counsel reasonably satisfactory to Landlord), indemnify, hold harmless and protect Landlord and its employees and agents from any claim, demand, liability, judgment, award, fine, mechanics' lien or other lien, loss, damage, expense, penalty, charge or cost of any kind or character (including actual attorney fees and court costs) which may be made, incurred or asserted by Tenant, Tenant's agents or employees, contractors, or any third parties (including but not limited to Landlord's agents, servants or employees), arising directly or indirectly from: (a) any labor dispute involving Tenant or its agents or contractors (but excluding labor disputes involving Landlord or its contractors, subcontractors, or agents); (b) the construction, repair, alteration, improvement, use, occupancy or enjoyment of the Premises by Tenant its contractors, agents, employees and/or customers or invitees, (c) injury to, or death of, any person or persons or damage to, or destruction of, any property (including without limitation the costs of investigation, removal or remedial action and disposal of any hazardous or toxic substances, as such terms may be defined under any applicable federal, state, or municipal law, statute, rule or regulation) occurring in, on or about the Premises, unless it is the result of Landlord's negligence or (d) Tenant's breach of this Lease or the acts or omissions of Tenant or its officers, directors, shareholders, employees, contractors, subcontractors, or agents (the "Claims"). Notwithstanding anything to the contrary in this Section 13, nothing in this Section 13 shall relieve Landlord from responsibility for its proportionate share of its fault attributable to its negligence or wilful misconduct in causing any such Claims. TENANT HEREBY WAIVES ITS IMMUNITY WITH RESPECT TO LANDLORD UNDER THE INDUSTRIAL INSURANCE ACT (RCW TITLE 51) AND/OR THE LONGSHOREMEN'S AND HARBOR WORKER ACT, AND/OR ANY EQUIVALENT ACTS AND TENANT EXPRESSLY AGREES TO ASSUME POTENTIAL LIABILITY FOR ACTIONS BROUGHT AGAINST LANDLORD BY TENANT'S EMPLOYEES. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES TO THIS LEASE AND TENANT HAS HAD THE OPPORTUNITY TO, AND HAS BEEN ENCOURAGED TO, CONSULT WITH INDEPENDENT COUNSEL REGARDING THIS WAIVER.

     Without limiting Tenant's obligations under this Section 13, Tenant agrees to defend, indemnify and hold Landlord harmless from and against any and all claims, causes of action, regulatory demands, liabilities, fines, penalties, losses, and expenses, including without limitation, clean-up or other remedial costs (including attorneys' fees, costs and all other reasonable litigation expenses when incurred and whether incurred in defense of actual litigation or in reasonable anticipation of litigation), arising from the existence or discovery of any Hazardous Substance on the Premises, or the migration of any Hazardous Substance from the Premises to other properties or into the surrounding environment, whether (i) made, commenced or incurred during the term of this Lease, or (ii) made, commenced or incurred after the expiration or termination of this Lease if arising out of events occurring during the term of this Lease.

     Tenant shall not be liable for, and Landlord shall defend (unless Tenant waives its rights to defense, and in any event with counsel reasonably satisfactory to Tenant), indemnify, hold harmless and protect Tenant and its employees and agents from any claim, demand, liability, judgment, award, fine, mechanics lien or other lien, loss, damage, expense, penalty, change or cost of any kind of character (including reasonable attorneys' fees and court costs) which may be made, incurred or asserted against Tenant by third parties arising or resulting from damage to property or injury to person to the extent caused by the negligence or willful misconduct of Landlord, its employees, agents, servants or representatives.

     14.  INSURANCE.

          14.1 LIABILITY INSURANCE. Commencing on the earlier of the Commencement Date or the date Tenant first enters onto the Premises and continuing throughout the term of this Lease and any renewal hereof, Tenant shall, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability insurance including a contractual liability endorsement covering Tenant's obligations under Section 13, insuring Tenant's activities upon, in or about the Premises or the Building against claims of bodily injury or death or property damage or loss with a limit of not less than $2,000,000 combined single limit per occurrence and annual aggregate.

          14.2 PROPERTY INSURANCE. Commencing on the earlier of the Commencement Date or the date Tenant first enters onto the Premises and continuing throughout the Term of this Lease and any renewal hereof, Tenant shall, at its own expense, keep and maintain in full force and effect, what is commonly referred to as "all risk" coverage insurance (but excluding earthquake and flood) on Tenant's leasehold improvements, including without limitation, any improvements made by Landlord on behalf of Tenant or pursuant to a tenant allowance or credit, in an amount not less than the current 100% replacement value thereof. Landlord shall not carry insurance on Tenant's leasehold improvements.

          14.3 INSURANCE POLICY REQUIREMENTS. All policies of insurance required under this Section 14 shall be issued by companies qualified to do business in the State of Washington and holding a general policy holder's rating of not less than "A" and a financial rating of not less than "Class XI" as rated in the most current available edition of "Best's

Insurance Reports." All such policies shall contain cross-liability endorsements and shall name Sabey Corporation, David A. Sabey and Sandra L. Sabey , Landlord's mortgagees or beneficiaries and such additional individuals or entities as Landlord may from time to time designate as primary additional insureds. No insurance policy required under this Section 14 shall be cancelled or reduced in coverage and each insurance policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall deliver to Landlord upon Commencement Date or the date Tenant first enters onto the Premises and from time to time thereafter, a cop of the certificate of insurance evidencing the existence, endorsements, and amounts of same as required by Landlord. In no event shall the limits of any insurance policy required under Section 14 be considered as limiting the liability of Tenant under this Lease. All public liability, property damage and other policies shall be written as primary policies, not contributing with or secondary to coverage which Landlord may carry.

     15.  ASSIGNMENT AND SUBLETTING.

          15.1 ASSIGNMENT OR SUBLEASE. Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease or sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent, which consent may not be unreasonably conditioned, delayed or withheld.

     In no event shall an assignment, subletting or other transfer of the Lease relieve Tenant of any of its obligations under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer.

     If such consent is requested and Tenant has subleased at least fifty percent (50%) of the net rentable square footage of the Premises at any given time during the term of this Lease, Landlord reserves the right to terminate this Lease, or, if consent is requested for subletting less than the entire Premises, to terminate this Lease with respect to the portion for which such consent is requested, at the proposed effective date of such subletting, in which event Landlord shall enter into the relationship of Landlord and Tenant with any such subtenant or assignee, based on the rent (and/or other compensation) and the term agreed to by such subtenant or assignee and otherwise upon the terms and conditions of this Lease.

     If Tenant is a corporation, any transfer of this Lease by merger, consolidation or liquidation, or any change in the ownership of a majority of its outstanding voting stock, or power to vote a majority of its outstanding voting stock, shall constitute an assignment for the purpose of this Section 15; provided, however, for the purposes of this Section 15, a public offering of stock registered with the SEC, shall not constitute a transfer. Notwithstanding any of the foregoing in this Section 15.1, Tenant may merge with or be acquired by another corporation, Landlord's consent will not be unreasonably withheld provided that the successor entity (upon consummation of such transaction) has a net worth at least equal to the net worth of Tenant as of the date of the
execution of this Lease.   If Tenant is a partnership, any transfer of this
Lease by merger, consolidation, liquidation, dissolution, or any change in the ownership of a majority of the partnership interests shall constitute an assignment for the purpose of this Section 15.

          15.2 DOCUMENTATION AND EXPENSES. In connection with each request for an assignment or subletting Tenant shall: (i) submit in writing to Landlord the name and legal composition of the proposed subtenant or assignee, the nature of the proposed subtenant's or assignee's business to be carried on in the Premises, the terms and provisions of the proposed sublease or assignment and such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and (ii) pay Landlord's reasonable costs of processing such assignment or subletting, including attorneys' fees, upon demand of Landlord. Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

          15.3 TRANSFEREE OBLIGATIONS. As a condition to Landlord's approval of an assignment, any potential assignee otherwise acceptable to Landlord shall assume, in writing, all of Tenant's obligations under this Lease and Tenant and such assignee shall agree, in writing, to be jointly and severally liable for the performance of all of Tenant's obligations under this Lease. As a condition to Landlord's approval of any sublessee otherwise acceptable to Landlord such sublessee shall assume, in writing, all of Tenant's obligations under this Lease as to the subleased portion of the Premises and Tenant and such sublessee shall agree, in writing, to be jointly and severally liable with Tenant for rent and performance of all of the terms, covenants, and conditions of such approved sublease.

     16. SIGNS. Tenant shall not inscribe any inscription, or post, place, or in any manner display any sign, graphics, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Property at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant shall remove the same at the expiration or sooner termination of this Lease and Tenant, at its expense, shall repair any damage to the Property, or any portion thereof, caused by such removal. Notwithstanding the foregoing, Tenant is permitted to place signage on the Building in a location that is acceptable on the East facade of the building. Tenant will also be permitted to place their name on a
monument sign to be constructed at the main entrance to the property.   Such
signage must be pre-approved by Landlord's architect and must comply with local laws. The cost of such signage, maintenance, repair and operation shall be borne exclusively by Tenant.

     17. LIENS. Tenant shall keep its interest in this Lease, any property of Tenant located on the Property (other than the unattached personal property set forth on Exhibit C-1), and the Property free from any liens arising out of any work performed or materials ordered or obligations incurred by or on behalf of Tenant and Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any liability from any such lien, including without limitation, liens arising from Tenant's Work. In the event any lien is filed against the Property, or any portion thereof, by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord and at Tenant's expense, immediately either cause such lien to be released of record or furnish to Landlord a bond, in form and amount and issued by a surety, satisfactory to Landlord, indemnifying Landlord and the Property against all liability, costs and expenses, including attorneys' fees, which Landlord may incur as a result thereof. Provided that such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest, by appropriate proceedings conducted in good faith and with due diligence, any lien, encumbrance or charge against the Property arising from work done or materials provided to and for Tenant, if, and only if, such proceedings suspend the collection thereof against Landlord, Tenant and the Property and neither the Property nor any part thereof or interest therein is or will be in any danger of being sold, forfeited or lost.

     18.  BANKRUPTCY.

          18.1 ASSUMPTION OF LEASE. In the event Tenant becomes a Debtor under Chapter 7 of the Bankruptcy Code ("Code") or a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapters 11 or 13 of the Code, or a proceeding is filed under Chapter 7 of the Code and is transferred to Chapters 11 or 13 of the Code, the Trustee or Tenant, as Debtor and as Debtor-In-Possession, may not elect to assume this Lease unless, at the time of such assumption, the Trustee or Tenant has: (i) Cured all defaults under the Lease and paid all sums due and owing under the Lease or provided Landlord with "Adequate Assurance" (as defined below) that: (i) within ten (10) days from the date of such assumption, the Trustee or Tenant will completely pay all sums due and owing under this Lease and compensate Landlord for any actual pecuniary loss resulting from any existing default or breach of this Lease, including without limitation, Landlord's reasonable costs, expenses, accrued interest, and attorneys' fees incurred as a result of the default or breach; (ii) within twenty (20) days from the date of such assumption, the Trustee or Tenant will cure all non-monetary defaults and breaches under this Lease, or, if the nature of such non-monetary defaults is such that more than twenty (20) days are reasonably required for such cure, that the Trustee or Tenant will commence to cure such non-monetary defaults within twenty (20) days and thereafter diligently prosecute such cure to completion; and (iii) the assumption will be subject to all of the provisions of this Lease.

               18.1.1    DEFINITION OF ADEQUATE ASSURANCES. For purposes of this

Section 18, Landlord and Tenant acknowledge that in the context of a bankruptcy proceeding involving Tenant, at a minimum, "Adequate Assurance" shall mean: (i) the Trustee or Tenant has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease; and (ii) the Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Tenant shall have granted a valid and perfected first lien and security interest and/or mortgage in or on property of Trustee or Tenant acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure the monetary and/or non-monetary defaults and breaches under this Lease within the time periods set forth above; and (iii) the Trustee or Tenant, at the very minimum, shall deposit a sum equal to 2 month's Base Rent to be held by Landlord (without any allowance for interest thereon) to secure Tenant's future performance under the Lease.

          18.2 ASSIGNMENT OF LEASE. If the Trustee or Tenant has assumed the Lease pursuant to the provisions of this Section 18 for the purpose of assigning Tenant's interest hereunder to any other person or entity, such interest may be assigned only after the Trustee, Tenant or the proposed assignee have complied with all of the terms, covenants and conditions of this Lease, including, without limitation, those with respect to Additional Rent. Landlord and Tenant acknowledge that such terms, covenants and conditions are commercially reasonable in the context of a bankruptcy proceeding of Tenant. Any person or entity to which this Lease is assigned pursuant to the provisions of the Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon request execute and deliver to Landlord an instrument confirming such assignment.

          18.3 ADEQUATE PROTECTION. Upon the filing of a petition by or against Tenant under the Code, Tenant, as Debtor and as Debtor-In-Possession, and any Trustee who may be appointed agree to adequately protect Landlord as follows:
(i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by Order of the Bankruptcy Court; (ii) to pay all monetary obligations required under this Lease, including without limitation, payment of Rent and Additional Rent payable hereunder which is considered reasonable compensation for the use and occupancy of the Premises;
(iii) provide Landlord a minimum of thirty (30) days prior written notice, unless a shorter period is agreed to in writing by the parties, of any proceeding relating to any assumption of this Lease or any intent to abandon the Premises, which abandonment shall be deemed a rejection of this Lease; and (iv) to perform to the benefit of Landlord as otherwise required under the Code. The failure of Tenant to comply with the above shall result in an automatic rejection of this Lease.

     19.  DEFAULT.

          19.1 CUMULATIVE REMEDIES. All rights of Landlord in this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law in force when the default occurs or in equity. In addition to the other remedies provided in this Lease, Landlord shall be entitled to restrain by injunction (without bond) the violation or attempted violation of any of the covenants, agreements or conditions of Tenant under this Lease.

          19.2 TENANT'S DEFAULT; RIGHT TO CURE. The failure of Tenant to perform any obligation of Tenant as provided in this Lease shall be a default under this Lease. Tenant shall have a period of five (5) business days from the date of Tenant's receipt of written notice from Landlord to Tenant within which to cure any default in the payment of Rent or Additional Rent. Tenant shall have a period of ten (10) business days from the date of written notice from Landlord to Tenant to cure any other default under this Lease; provided, however, that with respect to any such default which cannot be cured within such ten (10) day period, the default shall not be deemed to be uncured if Tenant commences to cure within ten (10) days and for so long as Tenant is diligently prosecuting the cure thereof.

          19.3 LANDLORD'S RIGHTS AND REMEDIES. Upon the occurrence of an uncured default by Tenant, Landlord, in addition to all other rights or remedies it may have, at its option, may exercise any of the following rights without further notice or demand of any kind to Tenant or any other person, except as required by applicable State law:

               19.3.1 TERMINATION OF LEASE. The right of Landlord to terminate this Lease and Tenant's right to possess the Premises and to reenter the Premises, take possession thereof and remove all person from the Premises, following which Tenant shall have no further claim thereon or hereunder;

               19.3.2 RE-ENTRY OF THE PREMISES. The right of Landlord, without terminating this Lease and Tenant's right to possess the Premises, to reenter the Premises and occupy the whole or any part of the Premises for and on account of Tenant and to collect any unpaid Rents which have become payable, or which may thereafter become payable; or

               19.3.3 TERMINATION AFTER REENTRY. The right of Landlord, even though it may have reentered the Premises in accordance with Section 19.3.2, to elect thereafter to terminate this Lease and Tenant's right to possess the Premises.

     Should Landlord reenter the Premises under Section 19.3.2, Landlord shall not be deemed to have terminated this Lease or to have accepted a surrender thereof by any such reentry, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease and Tenant's right of possession. Tenant further covenants that Landlord's service of any notice pursuant to the unlawful detainer statutes of the State of Washington and Tenant's surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of, or at any time subsequent to, the serving of such notice and such election is evidenced by a notice to Tenant) be deemed to be a termination of this Lease. In the event of any reentry or taking of possession of the Premises as provided above in this Section 19, Landlord shall have the right, but not the obligation, to remove from the Premises all or any part of Tenant's property located in the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant.

          19.4 LANDLORD'S DAMAGES. If Landlord terminates this Lease and Tenant's right to possession of the Premises pursuant to the terms of this
Section 19, Landlord may recover from Tenant as damages, all of the following:

               19.4.1 DELINQUENT RENT. The worth at the time of award of any unpaid Rent earned at the time of such termination;

               19.4.2 RENT AFTER TERMINATION UNTIL JUDGMENT. The worth at the time of award of the amount by which the unpaid Rent that would have been earned after termination until the time of award exceeds such rent loss that Tenant proves could have been reasonably avoided;

               19.4.3 RENT AFTER JUDGMENT. The worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided;

               19.4.4 LEASING CONCESSIONS. The unamortized portion of any financial concessions incurred by Landlord on Tenant's behalf to arrange for Tenant's leasing of the Premises that Landlord conditionally waived at the commencement of the Lease in consideration of Tenant's full performance of this Lease, but which upon termination of the Lease pursuant to this Section 19 shall accrue as rent, which costs include, but are not limited to, leasing commissions, tenant allowances and improvements (including without limitation, the cost of any improvements to the Premises by Landlord pursuant to Exhibit C), "free rent" allowances and other such concessions in this Lease, amortized on a straight-line basis over the number of months during the Lease Term in which Tenant is obligated to pay Base Rent, and such amounts shall become immediately due and payable as Rent earned at the time of such termination of the Lease;

               19.4.5 OTHER COMPENSATION. Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, without limitation, any cost or expense incurred by Landlord in (i) retaking possession of the Premises, including reasonable attorney fees therefor, (ii) maintaining or preserving the Premises after such default, (iii) preparing the Premises for reletting to a new tenant, including repairs necessary to the Premises for such reletting, (iv) leasing commissions, limited to those years remaining in the initial term, and (v) any other costs necessary or appropriate to relet the Premises; and

                19.4.6 ADDITIONAL OR ALTERNATIVE DAMAGES. At Landlord's election, such other amounts in addition to or in lieu of the foregoing in this
Section 19.4 as may be permitted from time to time by the laws of the State of Washington; and

                19.4.7 CALCULATION OF DAMAGES. As used in Sections 19.4.1 and 19.4.2, the "worth at the time of award" is to be computed by allowing interest at the rate specified in Section 4.2. As used in Section 19.4.3, the "worth at the time of award" is computed by discounting such amount at a discount rate equal to six percent (6%) per year or the maximum rate allowed by any usury or similar law, if any, of the State of Washington applicable to Tenant, whichever is less. All Rent, other than Base Rent, shall, for the purposes of calculating any amount due under the provisions of Section 19.4.3 be computed on the basis of the average monthly amount thereof accruing during the immediately preceding sixty (60) month period, except that if it becomes necessary to compute such rent before such a sixty (60) month period has occurred, then such rent shall be computed on the basis of the average monthly amount hereof accruing during such shorter period.

          19.5 FIXTURES. Without limiting any of Landlord's rights under this Lease, in the event of Tenant's default, Tenant's property specified on Exhibit C-l and any other property which pursuant to the terms of this Lease may be removed by Tenant at the termination of this Lease shall (i) remain on the Premises and continuing during the length of such default Landlord shall have the right to take the exclusive possession of such property and to use such property free of rent or charge until all defaults have been cured, (ii) be removed by Landlord from the Premises and placed in storage at a public warehouse at the expense and risk of Tenant, or (iii) be removed by Tenant upon demand by Landlord.

          19.6 NO WAIVER. The waiver by Landlord of any breach of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof, or of any other term, covenant or condition contained in this Lease. Landlord's subsequent acceptance of partial rent or performance by Tenant shall not be deemed to be an accord and satisfaction or a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease or of any right of Landlord to a forfeiture of the Lease by reason of such breach, regardless of Landlord's knowledge of such preceding breach at the time of Landlord's acceptance. No term, covenant or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord.

          19.7 WAIVER OF NOTICE. Notwithstanding anything to the contrary in this Section 19, Tenant waives (to the fullest extent permitted under law) any written notice, other than such notice as this Section 19 or any other provision of this Lease specifically requires, which any statute or law now or hereafter in force prescribes be given Tenant.

          19.8 WAIVER OF REDEMPTION RIGHTS. Tenant, for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for the term hereof, as it may have been extended, after having been dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

          19.9 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and any mortgagee whose name and address has been provided to Tenant in writing ("Mortgagee"); provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. Any mortgagee may also cure such default within the above time period. If Landlord fails to cure any such default within the allotted time, Tenant may, with reasonable written notice, undertake cure of such default itself and Landlord shall pay the reasonable cost thereof on demand.

      20. SUBORDINATION AND ATTORNMENT. This Lease shall be subordinate to any mortgage or deed of trust now existing or hereafter placed upon the Land, the Building or the Premises, created by or at the instance of Landlord, and to any and all advances to be made thereunder and to interest thereon and all modifications, renewals and replacements or extensions thereof ("Landlord's Mortgage"); provided, however, that the holder of any Landlord's Mortgage or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage may elect to continue this Lease in full force and effect and, in such event, Tenant shall attorn to such person or persons. Notwithstanding the foregoing, if a lender requires that the Lease be subordinate to any mortgage recorded after the date the Lease affecting the Property, the Lease shall be subordinate to such mortgage if Landlord first obtains from such lender a written statement providing that so long as Tenant performs its obligations under the Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the mortgage, and no steps or procedures, taken under the mortgage, shall affect Tenant's rights under this Lease. Tenant shall execute, acknowledge and deliver documents which the Holder of any Landlord's Mortgage may require to effectuate the provisions of this Section 20 within ten (10) days of the date of Landlord's request therefor. In the event of any transfer of Landlord's interest in the Premises or in the Property, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and such transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorn to such transferee, provided transferee assumes all of Landlord's responsibilities.

      21. REMOVAL OF PROPERTY. Subject to Section 19.5, upon the expiration or sooner termination of the Lease, Tenant shall remove Tenant's personal property not permanently affixed to the Premises and as specified on Exhibit C-1, and shall pay Landlord any damages for injury to the Premises or Property resulting from such removal. If Tenant fails to remove any such property from the Premises at the termination of this Lease or when Landlord has the right of re-entry, Landlord may remove and store said property without liability for loss thereof or damage thereto, provided Landlord uses commercially reasonable
standards in performance of such removal rights.   Such storage shall be for the
account and at the expense of Tenant. If Tenant fails to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell, or permit to be sold, any or all such property at public or private sale, in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant, unless notice is required under applicable statutes, and shall apply the proceeds of such sale first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms of this Lease; and, fourth, the balance, if any, shall be paid to Tenant.

      22. CONDEMNATION.

          22.1 ENTIRE TAKING. If all of the Premises, or such portion of the Building as may be required for the reasonable use of the Premises, in Landlord's determination, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rent, Additional Rent and other payments shall be paid to that date.

          22.2 CONSTRUCTIVE TAKING OF ENTIRE PREMISES. In the event of a taking by eminent domain of a material part of but less than all of the Building, if Landlord determines that the remaining portions of the Building cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons) or if Landlord determines the Building should be restored in such a way as to materially alter the Premises, then Landlord shall forward a written notice to Tenant of such determination not more than sixty (60) days after the date of taking. The term of this Lease shall expire upon the date specified by Landlord in such notice but not earlier than sixty (60) days after the date of such notice.

          22.3  PARTIAL TAKING.  Subject to the provisions of the preceding
Section 22.2, in case of taking by eminent domain of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority. If more than twenty-five percent (25%) of the Premises is taken and Landlord cannot replace such space with space in the Building which is mutually acceptable to Landlord and Tenant, then with sixty (60) days written notice by either party, Landlord or Tenant shall have the right to terminate this Lease.

          22.4 AWARDS AND DAMAGES. Landlord reserves all rights to damages to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption, loss of goodwill, or taking of Tenant's personal property (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

      23. NOTICES. All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, postage prepaid, or by facsimile, to Landlord and to Tenant at their respective Notice Addresses set forth in Section 1.16 (provided that after the Commencement Date any such notice shall be mailed, delivered by hand or transmitted by facsimile to Tenant at the Premises) or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as provided in this Section shall be deemed given and received on the date that is Three (3) business days following the date of post mark, in the case of mailing, or the date of transmission confirmation by the sender's facsimile machine, in the case of facsimile transmission.

      24. COSTS AND ATTORNEYS' FEES. If Tenant or Landlord bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, each party shall, and hereby does to the extent permitted by law, waive trial by jury and the losing party shall pay the substantially prevailing party's attorneys' fees in connection with such suit, at trial and on appeal, and such attorneys' fees shall be deemed to have accrued on the commencement of such action.

      25. LANDLORD'S LIABILITY. Notwithstanding anything in this Lease to the contrary, covenants, undertakings and agreements herein made on the part of Landlord in this Lease are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises and Building and rents and proceeds thereof, but are made and intended for the purpose of binding only the Landlord's interest in the Premises and Building, as the same may from time to time be encumbered. No personal liability or personal responsibility is assumed by Landlord, nor shall at any time be asserted or enforceable against Landlord or its heirs, legal representatives, successors or assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease.

      26. LANDLORD'S CONSENT. Except as may be provided otherwise in this Lease, whenever Landlord's consent is required under this Lease, such consent shall not be unreasonably withheld, conditioned or delayed, provided, however, Landlord's withholding of consent due to any mortgagee's refusal to grant its consent shall not be deemed unreasonable.

      27. ESTOPPEL CERTIFICATES. Tenant shall, from time to time upon the written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the Effective Date, Commencement Date and Expiration Date, the date the term commenced and the date Tenant accepted the Premises; the amount of Base Rent and the date to which such Base Rent has been paid; and certifying such additional information as may be requested by Landlord. It is intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and to have certified that this Lease is in full force and effect, that this Lease represents the entire agreement between the parties as to this leasing, that there are no existing claims, defenses or offsets which Tenant has against enforcement of the Lease by Landlord, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Base Rent or Additional Rent has been paid in advance.

      28. RIGHT TO PERFORM. If Tenant fails to pay any sum of money required to be paid by it under this Lease or fails to perform any other act on its part to be performed under this Lease, and such failure continues for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section 28 as in the case of default by Tenant in the payment of Rent.

      29. PARKING. Landlord shall provide, at no cost to Tenant for the term of this Lease, Tenant twenty-five (25) unassigned and five (5) assigned parking stalls in the parking area(s) servicing the Building, as outlined on Exhibit E. The assigned parking stalls will be in a mutually agreeable location near the Tenant's entrance and shall be identified as Tenant's spaces. The provision of parking stalls under this Lease shall be subject to such rules and regulations as Landlord and/or Landlord's parking operator may adopt from time to time. Landlord retains the right to alter such rules and regulations and to relocate within the area as outlined on Exhibit E, or reconfigure the parking area in which Tenant's parking stalls are located, with reasonable notice to Tenant, but Landlord shall at all times continue to provide the designated number of spaces to Tenant. Tenant shall pay, upon demand by Landlord, Landlord's costs incurred to stencil any changes to reserved parking stalls provided to Tenant under this Lease.

      30. AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the Board of Directors of Tenant and in accordance with the bylaws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. If Tenant is a partnership, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with the partnership agreement of Tenant, and that this Lease is binding upon Tenant in accordance with its terms.

      31. GENERAL.

          31.1 HEADINGS. Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of this Lease.

          31.2 HEIRS AND ASSIGNS. All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

          31.3 NO BROKERS. Except as provided in Section 1, Landlord and Tenant represent and warrant to one another that they have not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease and Landlord and Tenant shall indemnify and hold one another harmless from and against any loss, cost, liability or expense incurred by the other party as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant.

          31.4 ENTIRE AGREEMENT. This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, to Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

          31.5 SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

          31.6 FORCE MAJEURE. Except for the payment of Rent, time periods for Tenant's or Landlord's performance under any provisions of this Lease shall be extended for periods of time during which Tenant's or Landlord's performance is prevented due to circumstances beyond Tenant's or Landlord's respective control, including without limitation, strikes, embargoes, shortages of labor or materials, governmental regulations, acts of God, war or other strife.

          31.7 RIGHT TO CHANGE PUBLIC SPACES. Landlord shall have the right at any time without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other public portions of the Property. In no event, however, shall Landlord diminish any service provided by Landlord under this Lease, make any change which reduces the area of the Premises, make any change which, on other than a temporary basis, either changes the character of the Building from that of an office building or materially interferes with Tenant's access to and use of the Building.

          31.8 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

          31.9 BUILDING DIRECTORY. In the event Landlord maintains in the lobby of Building a directory of tenants, such directory shall include the name of Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to comparable tenants of the Building. Tenant will also be required to provide suite signage consistent with the Building standard or subject to Landlord's architects' approval.

          31.10 BUILDING NAME. The Building will be known as Riverfront Technical Park or by such name as Landlord may designate from time to time.

          31.11 QUIET ENJOYMENT. Landlord agrees that Tenant, upon paying the Rent and performing all other terms, covenants and conditions of this Lease to be performed by Tenant, may quietly have, hold and enjoy the Premises from and after the Commencement Date until the Expiration Date, subject, however, to the provisions of Section 11 (Damage Or Destruction), 22 (Condemnation), and to any sale or Landlord's Mortgage to which this Lease is, or may become, subordinate.

          31.12 SURVIVAL. The representations, warranties and indemnification obligations of the parties to this Lease shall survive the termination or expiration of this Lease.


     IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

                                        LANDLORD:

                                        SABEY CORPORATION



                                        By: /s/ ILLEGIBLE
                                           ------------------------------
Date:  4/24/97                          Its: EXECUTIVE V.P
     -----------                            -----------------------------

                                        TENANT:

                                        EXODUS COMMUNICATIONS, INC.



                                        By: /s/ Richard S. Stoltz
                                           ------------------------------
Date:  4/22/97                          Its:  Coo/CFO
     -----------                            -----------------------------

STATE OF WASHINGTON )
                      ) ss.
COUNTY OF KING        )

     On this _______ day of April, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared __________________________________, to me known to be the
___________________ of SABEY CORPORATION, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.


                              _____________________________________________
                              Printed Name:___________________________
                              NOTARY PUBLIC in and for the State of
                              Washington, residing at

                              _____________________________________________

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

     On this _______ day of April, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared __________________________________, to me known to be the
_______________ of Exodus Communications, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.


                              _____________________________________________
                              Printed Name:___________________________
                              NOTARY PUBLIC in and for the State of
                              California, residing at __________________________

                                   EXHIBIT A
                                      TO
                                LEASE AGREEMENT

                               LEGAL DESCRIPTION

                                      A-1



                             [Diagram of Premises]

                                   EXHIBIT B
                                      TO
                                LEASE AGREEMENT

                            FLOOR PLAN OF PREMISES

                                      B-1



                             [Diagram of Premises]

                                   EXHIBIT C
                                      TO
                                LEASE AGREEMENT

                       LANDLORD'S WORK AND TENANT'S WORK

I.    IMPROVEMENTS PROVIDED BY LANDLORD

      Landlord's Work to the Premises shall consist of the following:

1. Build any new demising walls surrounding the Premises, and any common area corridor necessitated by the location of Exodus in the building.

2. Make available 1,200 amps of connected load electrical service for the discretionary use of Exodus.

3. Landlord will make available an adequate amount of rooftop space and access to the roof for the installation of satellite dishes, antenna and other forms of communications equipment at Tenant's sole expense and maintenance.

4. Landlord will make a second location available for a backup generator. The location will be in a mutually agreeable location to both Tenant and Landlord, and will comply with all rules and regulations from the City of Tukwila for screening. The Tenant will be responsible for all costs associated with said generator, including the payment for any parking which may be removed to accommodate the generator.

      Except for such Landlord's Work, Landlord shall deliver, and Tenant shall accept (except as provided for in Section IV. G. below), the Premises in its "AS-IS" condition and configuration as provided in the Lease. Without limiting the foregoing, Landlord shall not be required to modify or improve the existing heating, exhaust, ventilation or air-conditioning equipment, to reinforce or level the flooring of the Premises or the existing electrical system, to accommodate Tenant.

II.   IMPROVEMENTS BY TENANT/CONSTRUCTED BY LANDLORD'S CONTRACTOR

      Design and construction of all improvements in the Premises beyond Landlord's Work listed in Section I of this Exhibit C shall be provided at Tenant's expense, subject to Landlord's payment of the Tenant Allowance if any.

III.  BUILDING STANDARD IMPROVEMENTS

      Landlord will choose the contractor to do Landlord Improvements if any.

IV.   CONSTRUCTION OF TENANT IMPROVEMENTS

      A. AUTHORIZATION TO PROCEED. Upon completion of Tenant's Final Plans, Landlord shall provide to Tenant written notice of the price for such improvements. Within five (5) days of receipt of such price, Tenant shall give Landlord written authorization to complete the Premises in accordance with such Final Plans. Tenant may in such authorization delete any or all items of extra cost; however, if Landlord deems these changes to be extensive, at it option, Landlord may refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written acceptance of the revised price has been received by Landlord from Tenant. In the absence of such written authorization to proceed, Landlord shall not be obligated to commence work on the Premises and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises.

      B. PAYMENTS. Landlord's contractor shall complete Tenant's improvements if chosen to do so in accordance with Tenant's approved Final Plans. Tenant shall pay, within ten (10) days after receipt of monthly progress statements from Landlord, the full amount of such progress billing. Tenant may retain an amount equal to five percent (5%) of the estimated cost of such improvements from the last payment due before acceptance of the premises. Final billing shall be rendered and payable within ten (10) days after acceptance of the Premises by Tenant in accordance with the terms of the Lease. Retainage pursuant to the terms of this paragraph shall be payable with such final billing. In the event acceptance of the Premises is subject to punch list items as provided in the Lease, a portion of the retainage equal to the cost to complete each outstanding punch list item may be retained until such punch list item is complete.

      C. FINAL PLANS AND MODIFICATIONS. If Tenant shall request any change, Tenant shall request such change in writing to Landlord and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information, Landlord shall give Tenant a written price for the cost of engineering and design services to incorporate the changes in Tenant's Final Plans. If Tenant approves such price in writing, Landlord shall have such Final Plans changes made and Tenant shall promptly pay Landlord for this cost. Promptly upon completion of such changes in the Final Plans, Landlord shall notify Tenant in writing of the cost, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion. The cost for such change, whether chargeable or credited to Tenant, shall include Landlord coordination fee equal to fifteen percent (15%) of the amount of such change. Tenant shall within five (5) days notify Landlord in writing to proceed with such change, addition or deletion.
In the absence of such notice, Landlord shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. Tenant shall also be responsible for any demolition work required as a result of the change.

      D. IMPROVEMENTS CONSTRUCTED BY TENANT, EXCEPT FOR THOSE CONSTRUCTED BY LANDLORD'S CONTRACTOR. If any work is to be performed in connection with Tenant Improvements on the Premises by Tenant or Tenant's contractor:

           (1) Such work shall proceed upon Landlord's written approval of (i) Tenant's contractor, (ii) public liability and property damage insurance satisfactory to Landlord carried by Tenant's contractor, and (iii) detailed plans and specifications for such work.

           (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

           (3) All work by Tenant or Tenant's contractor shall be scheduled through Landlord.

           (4) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor. Tenant shall reimburse Landlord upon demand for any sums expended by Landlord for examination and approval of plans and specifications for any and all Alterations. Tenant shall also pay Landlord a sum equal to the costs incurred by Landlord during any inspection or supervision of any and all Alterations.

           (5) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up.

           (6) Prior to commencement of any work on the Premises by Tenant or Tenant's contractor, Tenant and Tenant's contractor shall enter into an indemnity agreement and a lien priority agreement satisfactory to Landlord indemnifying and holding harmless Landlord and Landlord's contractor for any liability, losses or damages directly or indirectly from lien claims affecting the Land, the Building or the Premises arising out of Tenant's or Tenant's contractor's work or that of subcontractors or suppliers, and subordinating any such liens to the liens of construction and permanent financing for the Building.

           (7) Landlord shall have the right to post a notice or notices in conspicuous places in or about the Premises announcing its non-responsibility for the work being performed therein.

           (8) Notwithstanding the foregoing, Tenant and Tenant's contractor shall comply with the general conditions for construction, as referenced in Exhibit F.

      E. TENANT'S ENTRY TO PREMISES. Tenant's entry to the Premises for any purpose, including without limitation, inspection or performance of Tenant Construction by Tenant's agents, prior to the Commencement Date as specified in
Section 1.6 of the Lease shall be scheduled in advance with Landlord and shall be subject to all the terms and conditions of the Lease, except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, office planner, licensees, agents, servants, employees, guests, invitee, or visitors.

      F. TENANT'S TELEPHONE. Tenant is responsible for Tenant's telephone service. Tenant shall select Tenant's telephone system and shall coordinate its installation with the Landlord.

      G. LANDLORD'S WARRANTIES. Landlord shall complete any Tenant Improvements in the Premises, if chosen as the contractor, in a good and workmanlike manner. All warranties provided with such work shall be assigned to Tenant.

                                  EXHIBIT C-1
                                      TO
                                LEASE AGREEMENT

                          TENANT'S REMOVABLE PROPERTY


      Subject to the terms and conditions of this Lease, the fixtures, improvements, furniture, equipment and other property of Tenant which may be removed by Tenant from the Premises at the expiration or earlier termination of this Lease are as set forth below in this Exhibit C-1. No other improvements, alterations or property shall be removed from the Premises at the expiration or termination of this Lease except as may be provided otherwise in the Lease or as may be agreed upon by Landlord and Tenant and added to this Exhibit C-1 by amendment to this Lease.

1. Upon the termination or expiration of this Lease Tenant, at Tenant's expense, shall remove all cabling and wiring included within the scope of Tenant's Work, Landlord's Work, Tenant's Alterations, or which was otherwise installed by Tenant, from all interstitial/ceiling plenum areas.

2.    Furniture, and personal property.

                                     C-1-1

                                   EXHIBIT D
                                      TO
                                LEASE AGREEMENT

                             RULES AND REGULATIONS

1. Any directory provided by Landlord for the Building will be for the display of the name and location of tenants of the Building, and Landlord reserves the right to exclude any other names from inclusion in any such directory.

2. Tenant shall not place any new or additional locks on any doors of the Premises or re-key any existing locks without the prior written consent of landlord.

3. Landlord reserves the right to exclude or expel from the common areas any person who, in the sole judgment of Landlord, is intoxicated, under the influence of drugs or who shall in any manner violate any of these Rules and Regulations.

4. Tenant shall not do or permit to be done within the Premises, the building or parking loading or other adjoining common areas, anything which would unreasonably annoy or interfere with the rights of other tenants of the Building.

5. Tenant shall not permit its employees or invitees to loiter in or about the common areas or obstruct any of the parking, truck maneuvering or other common areas, or to place, empty or throw away rubbish, litter, trash or material of any nature upon any common areas.

6. No storage of materials, equipment or property of any kind is permitted outside the Premises unless otherwise approved in writing by Landlord and any such property may be removed by Landlord at Tenant's risk and expense.

7. Tenant shall not make or permit any use of the Premises which in the sole judgment of Landlord, may be dangerous to persons or property; permit any noise, odor or vibrations to emit from the Premises which are objectionable to Landlord or other occupants of the Building; or to create, maintain or permit a nuisance or any violation of any regulation of any governmental agency thereon.

8. Tenant shall not commit or permit to be committed any waste, damage or injury to the Premises, the Building or parking, loading and other common areas adjoining and shall promptly notify Landlord in writing of such waste, damage or injury and repair the same at its expense.

9. Tenant understands that any equipment required for maintenance of the Premises is Tenant's responsibility and that Landlord has no equipment available for Tenant's use therefore (e.g. ladders or lifts for re-lamping, etc.).

10. Tenant shall use the Premises and shall operate its equipment on the Premises in a safe and prudent manner, and any damage or cracks occurring in the floor of the Premises caused by Tenant shall be promptly brought to the attention of Landlord by written notice and repaired by Tenant at its expense.

11.  Tenant shall not at any time display a "For Rent" sign upon the Premises.

12. Tenant shall be responsible for keeping a copy of the Lease and Landlord's current rules and regulations upon the Premises.

13. Tenant agrees to cause its employees to park only in such designated areas as may be designated by Landlord from time to time for employee parking and shall abide by any rules or regulations concerning parking promulgated by Landlord, or Landlord's agent, from time to time.

14. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective and economical use of utilities services as may be provided to the Building by Landlord.

15. Tenant shall keep Landlord advised of current telephone numbers of Tenant's employees who may be contacted in an emergency, i.e., fire, break-in, vandalism, etc., and shall also post such telephone numbers in a location which is clearly visible from the exterior of the Premises. If Landlord shall deem it necessary, in its sole judgment, to respond to such emergency in Tenant's behalf, Tenant shall pay all costs incurred for services ordered by Landlord to secure or otherwise protect the Premises and the contents thereof, including a premium charge for any time spent by Landlord's employees in responding to such emergency.

16. Tenant shall not smoke, and shall cause its employees, contractors, agents and invitees to refrain from smoking, in the Building except in such areas as may be designated as smoking areas by Landlord, if any. In the event that Tenant desires to allow smoking in its Premises and such smoking is permitted under applicable laws, then Tenant, at Tenant's sole expense and subject to the requirements of Section 9 (Improvements And Alterations By Tenant), shall first take such action as may be necessary to have a smoke exhaust system installed in the Premises that is acceptable to Landlord.

17. No pets or other animals are permitted on the Property, including the Premises, at any time except: (i) dogs which are present on the Property or Premises in their capacity of providing assistance to a disabled person; and (ii) laboratory animals of tenants leasing laboratory space and pursuant to terms agreed upon by Landlord in writing prior to such animals being brought onto the Property.

                                      D-2